Income Tax	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax
11.	Income Tax

The components of the provision for income taxes were as follows:

	Year Ended December 31, 2015 $	Year Ended December 31, 2014 $	Year Ended December 31, 2013 $
Current	(2,646)	(5,212)	(1,482)
Deferred	(76)	(2,355)	(3,674)

Income tax expense	(2,722)	(7,567)	(5,156)

The Partnership operates in countries that have differing tax laws and rates. Consequently, a consolidated weighted average tax rate will vary from year to year according to the source of earnings or losses by country and the change in applicable tax rates. Reconciliations of the tax charge related to the relevant year at the applicable statutory income tax rates and the actual tax charge related to the relevant year are as follows:

	Year Ended December 31, 2015 $	Year Ended December 31, 2014 $	Year Ended December 31, 2013 $
Net income before income tax expenses	220,232	226,494	218,471
Net income not subject to taxes	(173,298)	(81,604)	(131,529)

Net income subject to taxes	46,934	144,890	86,942

At applicable statutory tax rates
Amount computed using the standard rate of corporate tax	(12,007)	(33,083)	(16,476)
Adjustments to valuation allowance and uncertain tax position	5,362	14,851	12,830
Permanent and currency differences	4,204	11,507	1,576
Change in tax rate	(281)	(842)	(3,086)

Tax expense charge related to the current year	(2,722)	(7,567)	(5,156)

The significant components of the Partnership’s deferred tax assets (liabilities) were as follows:

	Year Ended December 31, 2015 $	Year Ended December 31, 2014 $
Derivative instruments	7,021	8,647
Taxation loss carryforwards and disallowed finance costs	44,823	48,440
Vessels and equipment	3,462	3,602
Capitalized interest	(2,184)	(2,261)

	53,122	58,428
Valuation allowance	(53,198)	(58,428)

Net deferred tax liabilities included in accrued liabilities	(76)	—

The Partnership had tax losses in the United Kingdom (or UK) of $12.7 million as at December 31, 2015 that are available indefinitely for offset against future taxable income in the UK. The Partnership had tax losses and disallowed finance costs in Spain of 110.3 million Euros (approximately $119.8 million) and 34.2 million Euros (approximately $37.2 million), respectively, at December 31, 2015 that are available indefinitely for offset against future taxable income in Spain. During 2015, as a result of an audit performed by the Spanish tax authorities on the Partnership’s Spanish subsidiaries, the Partnership and the Spanish tax authorities reached an agreement to reduce the Partnership’s tax losses in Spain by 29.0 million Euros (approximately $31.5 million). The losses were subject to a full valuation allowance, and therefore no change in income tax expense or assets will occur as a result of this agreement. The Partnership also had tax losses in Luxembourg of 120.9 million Euros (approximately $131.3 million) as at December 31, 2015 that are available indefinitely for offset against taxable future income in Luxembourg.

The Partnership recognizes interest and penalties related to uncertain tax positions in income tax expense. The tax years 2007 through 2015 currently remain open to examination by the major tax jurisdictions to which the Partnership is subject.